UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

MARA Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

NOTICE OF VIRTUAL SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders of MARA Holdings, Inc.:

You are cordially invited to virtually attend the special meeting of stockholders (the “Special Meeting”) of MARA Holdings, Inc., a Nevada corporation (the “Company,” “we,” “us,” or “our”), to be held on [          ], 2025, at [          ] PST / [          ] EST.

The Special Meeting will be held virtually and conducted via a live webcast. You can attend the Special Meeting online, submit your questions and vote your shares by visiting web.lumiconnect.com/266814323.

Proposals to be Voted Upon:

1.	To approve an amendment to our Restated Articles of Incorporation to increase the number of shares of common stock authorized for issuance from 500,000,000 shares to 800,000,000 shares; and

2.	To approve one or more adjournments of the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if we conclude that there are insufficient votes to approve Proposal No. 1 at the time of the Special Meeting (or any adjournment thereof).

We may also transact such other business as may be properly brought before the Special Meeting or any postponements or adjournments thereof.

Record Date:

Our Board of Directors (our “Board”) has fixed the close of business on [           ], 2025 as the record date for determining which stockholders are entitled to notice of and vote at the Special Meeting, or any postponements or adjournments thereof.

Board Recommendations:

Our Board unanimously recommends that you vote “FOR” Proposal Nos. 1 and 2.

Your vote is important. Whether or not you plan to attend the Special Meeting, we encourage you to read the Proxy Statement and submit your proxy or voting instructions as soon as possible to ensure your shares are represented. For additional instructions on attending the Special Meeting or voting your shares, please refer to the section titled “Questions and Answers About the Special Meeting and Voting” in the Proxy Statement. Returning the proxy does not deprive you of your right to virtually attend the Special Meeting or to vote your shares at the Special Meeting.

By Order of the Board of Directors:

/s/ [ ]
Fred Thiel
Chief Executive Officer and Chairman of the Board
[ ], 2025

Approximate Date of Mailing of Proxy Materials: [           ], 2025

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may relate to our future expectations, plans, prospects, or other future events, as well as any other statements regarding matters that are not historical facts. You can identify forward-looking statements by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” or the negative of such terms, or other comparable terminology. Forward-looking statements also include the assumptions underlying or relating to such statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, results of operations and financial condition. The outcomes of the events described in these forward-looking statements are subject to risks, uncertainties and other factors described in Item 1A, “Risk Factors,” and elsewhere, in our Annual Report on Form 10-K for the year ended December 31, 2023, as amended, in the “Risk Factors” section of our Quarterly Reports on Form 10-Q for the periods ended June 30, 2024 and September 30, 2024, as well as the other reports we file with the Securities and Exchange Commission. We cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those expressed or implied in the forward-looking statements. The forward-looking statements made in this Proxy Statement relate only to events as of the date of this Proxy Statement. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made, except as required by law.

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VIRTUAL SPECIAL MEETING OF STOCKHOLDERS

To Be Held [        ], 2025

PROXY STATEMENT

This Proxy Statement is solicited on behalf of the Board of Directors (our “Board”) of MARA Holdings, Inc. (the “Company,” “we,” “us,” or “our”) for use at our special meeting of stockholders (the “Special Meeting”) to be held virtually via a live webcast on [          ], 2025, at [          ] PST / [          ] EST, or at any postponements or adjournments thereof.

You can attend the Special Meeting online, submit your questions and vote your shares by visiting web.lumiconnect.com/266814323.

The Special Meeting is being held for the purposes described in this Proxy Statement and in the accompanying Notice of Virtual Special Meeting of Stockholders (the “Notice”). This Proxy Statement, the Notice and accompanying proxy card are first being mailed to our stockholders on or about [          ], 2025.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND VOTING

The following questions and answers are intended to briefly address potential questions that our stockholders may have regarding this Proxy Statement and the Special Meeting. They are also intended to provide our stockholders with certain information that is required to be provided under the Securities and Exchange Commission (the “SEC”) rules. These questions and answers may not address all of the questions that are important to you as a stockholder. If you have additional questions about this Proxy Statement or the Special Meeting, please refer to the question titled “Whom should I contact with other questions?” below.

Q:	When and where will the Special Meeting be held?

A:	The Special Meeting will be held virtually on [ ], 2025 at [ ] PST / [ ] EST. The Special Meeting will be conducted entirely online via a live webcast. Our stockholders may participate in the Special Meeting by visiting: web.lumiconnect.com/266814323. You will need a 11-digit control number to attend and participate in the live webcast of the Special Meeting. Please refer to the question titled “How can I vote my shares?” for information on obtaining your 11-digit control number.

Q:	What proposals am I being asked to vote upon at the Special Meeting?

A:	The proposals to be voted upon at the Special Meeting, and our Board’s recommendation with respect to each proposal, are as follows:

Proposal Number	Proposal	Board Voting Recommendation
Proposal No. 1	To approve an amendment to our Restated Articles of Incorporation to increase the number of shares of common stock authorized for issuance from 500,000,000 shares to 800,000,000 shares	“FOR”
Proposal No. 2	To approve one or more adjournments of the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if we conclude that there are insufficient votes to approve Proposal No. 1 at the time of the Special Meeting (or any adjournment thereof)	“FOR”

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Q:	Why am I receiving these proxy materials?

A:	This Proxy Statement, the Notice and accompanying proxy card are first being mailed to our stockholders on or about [ ], 2025. We are making these proxy materials available in connection with the solicitation by our Board of proxies to be voted at the Special Meeting, and at any adjournments or postponements thereof. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Special Meeting. You are invited to virtually attend the Special Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may vote your shares using one of the other voting methods described in this Proxy Statement.

Whether or not you plan to attend the Special Meeting, we encourage you to read this Proxy Statement and submit your proxy or voting instructions as soon as possible to ensure your representation at the Special Meeting.

Q:	Who can vote at the Special Meeting?

A:	Only stockholders of record at the close of business on [ ], 2025 (the “Record Date”) will be entitled to notice of the Special Meeting and to virtually attend and vote at the Special Meeting and at any postponements or adjournments thereof. On the Record Date, there were [ ] shares of our common stock, par value $0.0001 per share (the “Common Stock”) and 13,000,000 shares of our Series X Preferred Stock, par value $0.0001 per share (the “Series X Preferred Stock”) outstanding and entitled to vote. On the Record Date, the Series X Preferred Stock was held by one holder of record, Doug Mellinger, the lead independent member of our Board.

Holders of Record: If, on the Record Date, your shares were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are a “holder of record.” As a holder of record, you may vote at the Special Meeting, or you may vote by proxy. If you are a holder of record and you indicate when voting that you wish to vote as recommended by our Board, or if you submit a vote by proxy without giving specific voting instructions, then the proxyholders will vote your shares as recommended by our Board on all matters described in this Proxy Statement. Fred Thiel, Salman Khan and Zabi Nowaid, the designated proxyholders, are members of our management.

Beneficial Owners: If, on the Record Date, your shares were held in an account at a bank, broker, dealer, or other nominee, then you are the “beneficial owner” of shares held in “street name” and this Proxy Statement is being made available to you by that nominee. The nominee holding your account is considered the holder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your nominee on how to vote the shares in your account. You are also invited to virtually attend the Special Meeting. However, since you are not the holder of record, you may not vote your shares at the Special Meeting unless you request and obtain a valid “legal proxy” or obtain a 11-digit control number from your nominee. Please contact your nominee directly for additional information.

Q:	How many votes do I have?

A:	Each share of Common Stock issued and outstanding on the Record Date is entitled to one vote on any matter to be voted upon by our stockholders at the Special Meeting. As such, holders of Common Stock as of the Record Date collectively are entitled to a total of [ ] votes on each of Proposal No. 1 and Proposal No. 2.

Each share of Series X Preferred Stock issued and outstanding on the Record Date is entitled to 1,000 votes, but only on Proposal No. 1. The Series X Preferred Stock is not entitled to vote on Proposal No. 2. As such, the holder of Series X Preferred Stock as of the Record Date is entitled to a total of 13,000,000,000 votes on Proposal No. 1 only, and holders of Common Stock and Series X Preferred Stock are entitled to cast, in the aggregate, [          ] votes on Proposal No. 1. The votes by the holder of Series X Preferred Stock will be cast automatically in the same “mirrored” proportion as the aggregate votes cast “FOR” and “AGAINST” Proposal No. 1 by the holders of Common Stock who vote on such proposal (but excluding any abstentions, broker non-votes, and shares of Common Stock that are not voted “FOR” and “AGAINST” such proposal for any reason). For example, if 60% of the votes cast by holders of Common Stock for Proposal No. 1 are “FOR” the proposal and 40% are “AGAINST” the proposal, the holder of Series X Preferred Stock will cast 7,800,000,000 votes (60% of the Series X Preferred Stock holder’s available votes) “FOR” Proposal No. 1 and 5,200,000,000 votes (40% of the Series X Preferred Stock holder’s available votes) “AGAINST” Proposal No. 1. Each outstanding share of Series X Preferred Stock will be redeemed in whole upon the earlier to occur of (i) the order of the Board in its sole discretion and (ii) automatically and effective immediately after the publishing or other public announcement by the Company of the final results of a stockholder vote on Proposal No. 1.

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Q:	What are “broker non-votes”?

A:	If you are a beneficial owner of shares held in a brokerage account and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Under the rules of the New York Stock Exchange (“NYSE”), which are also applicable to Nasdaq-listed companies, brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares on matters considered to be “routine” under NYSE rules but not with respect to “non-routine” matters. A “broker non-vote” occurs when a broker, bank or other agent has not received voting instructions from the beneficial owner of the shares and the broker, bank or other agent cannot vote the shares because the matter is considered “non-routine” under NYSE rules.

We believe that, under the applicable rules, Proposal No. 1 and Proposal No. 2 are considered routine matters for which brokerage firms may vote shares that are held in the name of brokerage firms and which are not voted by the applicable beneficial owners. Accordingly, we do not expect to receive any broker non-votes. However, because Proposal No. 1 requires the affirmative vote of a majority of the voting power of the outstanding shares of our capital stock on the Record Date, any broker non-vote with regard to Proposal No. 1 would have the same effect as a vote “AGAINST” such proposal. Any broker non-vote with regard to Proposal No. 2 would have no effect on the outcome of such proposal. For more information, see “What are the voting requirements to approve each of the proposals, and what happens if I do not vote?” below.

We encourage you to provide voting instructions. This ensures your shares will be voted at the Special Meeting in the manner you desire.

Q:	What is the quorum requirement for the Special Meeting?

A:	A quorum is required to conduct business at the Special Meeting and any adjournment or postponement thereof. The presence at the Special Meeting, virtually (even if not voting) or by proxy, of the holders of 33-1/3% of the outstanding shares of Common Stock, will constitute a quorum at the Special Meeting. The voting power attributable to the Series X Preferred Stock will be disregarded for purposes of determining whether a quorum is present at the Special Meeting.

On the Record Date, there were [          ] shares of Common Stock issued and outstanding and entitled to vote. Accordingly, the holders of [          ] shares of Common Stock eligible to vote must be present, virtually or by proxy, at the Special Meeting to have a quorum. We will treat shares of Common Stock represented by a properly voted proxy, including shares for which authority is withheld or that a stockholder abstains from voting, as well as broker non-votes, as present at the Special Meeting for the purposes of determining the existence of a quorum. If a quorum is not present, the Special Meeting may be adjourned until a quorum is obtained. Such adjournment will be permitted if approved by the holders of a majority of the shares of Common Stock represented virtually or by proxy at the Special Meeting, whether or not a quorum is present. Abstentions and broker non-votes will not be counted as votes cast on such adjournment and will have no effect on the adjournment vote. The holder of the Series X Preferred Stock, as such, will not be entitled to vote on the adjournment proposal.

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Q:	What are the voting requirements to approve each of the proposals, and what happens if I do not vote?
A:	The voting requirements to approve each of the proposals to be voted upon at the Special Meeting, as well as the effects of abstentions and broker non-votes on each of the proposals, are as follows:
Proposal	Voting Requirement	Effect of Abstentions	Effect of Broker Non-Votes
Proposal No. 1: Increase of Authorized Shares	Requires the affirmative vote of a majority of the voting power of the outstanding shares of capital stock on the Record Date (assuming that a quorum is present).	An abstention will have the same effect as a vote “AGAINST” this proposal.*	Although we do not currently expect any broker non-votes on this proposal, broker non-votes, if any, will have the same effect as votes “AGAINST” this proposal.*

Proposal No. 2: Adjournment of Special Meeting	Requires the affirmative vote of a majority of the votes cast by holders of our Common Stock.	An abstention will have no effect on the outcome of the vote on this proposal.	Although we do not currently expect any broker non-votes on this proposal, broker non-votes, if any, will not count as votes cast on this proposal, and will have no effect on the outcome of the vote on this proposal. The holder of the Series X Preferred Stock, as such, will not be entitled to vote on this proposal.

* Although abstentions and broker non-votes, if any, will technically have the same effect as votes “AGAINST” Proposal No. 1, because the holder of Series X Preferred Stock will cast 13,000,000,000 votes and will vote in a manner that “mirrors” votes actually cast by the holders of Common Stock (but excluding any abstentions, broker non-votes, and shares of Common Stock that are not voted “FOR” and “AGAINST” the proposal for any reason), abstentions and broker non-votes, if any, should have a minimal effect on the outcome of such proposal.

Q:	Could other matters be decided at the Special Meeting?

A:	As of the date of this Proxy Statement, we are not aware of any business to be presented for consideration at the Special Meeting other than the matters described in this Proxy Statement. If, however, other matters are properly presented at the Special Meeting, the persons named as proxies will vote in accordance with their discretion with respect to those matters.

Q:	How can I vote my shares?

A:	Your shares can be voted as follows:

●	Holders of Record: Holders of record can vote by proxy or by virtually attending the Special Meeting where votes can be submitted electronically via live webcast. If you wish to vote by proxy, you can vote by Internet, telephone or mail as described below. Whether or not you plan to attend the Special Meeting, we encourage you to submit your proxy or voting instruction as soon as possible to ensure your representation at the Special Meeting.

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Voting Method
To vote at the Special Meeting by live webcast, please visit the following website: web.lumiconnect.com/266814323. You will need the 11-digit control number included on your proxy card. The method you use to vote by proxy will not limit your right to virtually attend or vote at the Special Meeting. All shares that have been properly voted by a proxy that has not been revoked will be voted at the Special Meeting. However, even if you plan to virtually attend the Special Meeting, we recommend that you vote your shares in advance so that your vote will be counted if you later decide not to attend the Special Meeting.

To vote by Internet, you will need the 11-digit control number included on your proxy card. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on [ ], 2025, by visiting www.voteproxy.com and following the instructions.

To vote by telephone, you will need the 11-digit control number included on your proxy card. Telephone voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on [ ], 2025, by calling 1-800-776-9437 in the United States or 1-201-299-4446 from foreign countries and following the instructions.

To vote by mail, follow the instructions provided on your proxy card. Simply mark, sign and date your proxy card and return it promptly in the postage-paid envelope provided. In order to be effective, completed proxy cards must be received by 11:59 p.m. Eastern Time on [ ], 2025.

●	Beneficial Owners: If you are the beneficial owner of your shares, you should have received a proxy card with this Proxy Statement from your bank, broker, or other agent rather than from us. Simply (i) use the 11-digit control number to vote on the Internet or by telephone before the Special Meeting, or vote at the Special Meeting, or (ii) vote by following the instructions provided on the proxy card you received from your bank, broker, or other agent’s website. Your 11-digit control number may be included in the voting instruction form that accompanied the proxy materials. If your bank, broker, or other agent did not provide you with a 11-digit control number, you should contact them to obtain your control number and access the Special Meeting link. To vote at the Special Meeting, you must first obtain a valid “legal proxy” from your bank, broker, or other agent. Follow the instructions from your nominee to request a “legal proxy.”

Q:	What can I do if I change my mind after I vote my shares?

A:	You may change your vote at any time before the polls are closed at the Special Meeting.

●	Holders of Record: If you are a holder of record, you may change your vote by (i) providing written notice of revocation to MARA Holdings, Inc., 101 NE Third Avenue, Suite 1200, Fort Lauderdale, Florida 33301, Attention: Corporate Secretary, (ii) executing a subsequent proxy using any of the voting methods discussed above (subject to the deadlines for voting with respect to each method), or (iii) attending the Special Meeting and voting electronically via live webcast. However, simply attending the Special Meeting will not, by itself, revoke your proxy.

●	Beneficial Owners: If you are a beneficial owner of your shares and you have instructed your nominee to vote your shares, you may change your vote by following the directions received from your nominee to change those voting instructions, or by attending the Special Meeting and voting via live webcast, which can be accomplished as described above.

Subject to any revocation, all shares represented by properly executed proxies will be voted in accordance with the instructions on the applicable proxy, or, if no instructions are given, in accordance with the recommendations of our Board as described above.

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Q:	Who is paying for the cost of this proxy solicitation?

A:	We have hired [ ] to assist in the solicitation of proxies for an estimated fee of $[ ], plus out-of-pocket expenses. The solicitation of proxies is made on behalf of our Board and all the expenses of soliciting proxies from stockholders will be borne by us. In addition to the solicitation of proxies by use of the internet and mail, our directors, officers, and employees may communicate with stockholders personally or by email, telephone, or otherwise for the purpose of soliciting such proxies. No additional compensation will be paid to any such persons for such solicitation, although we may reimburse them for reasonable out-of-pocket expenses incurred in connection with such solicitation. We will also, upon request, reimburse banks, brokers, dealers and other nominees for their reasonable out-of-pocket expenses in forwarding solicitation material to beneficial owners of shares held of record by such persons.

Q:	How may I obtain an additional copy of the proxy materials? How may I reduce the number of copies our household receives?

A:	We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we are delivering a single copy of the Notice, this Proxy Statement and the accompanying proxy card to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs. Stockholders who participate in householding will continue to be able to access and receive separate proxy materials. Upon written or oral request, we will promptly deliver a separate copy of the Notice, this Proxy Statement and the accompanying proxy card to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of these proxy materials, or if you wish to receive separate copies in the future, please contact: MARA Holdings, Inc., 101 NE Third Avenue, Suite 1200, Fort Lauderdale, Florida 33301, Attention: Corporate Secretary, Telephone: 1 (800) 804-1690.

In addition, if you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact us using the contact information set forth above. Stockholders who are beneficial owners of shares held in street name may contact their bank, broker, dealer or other nominee to request information about householding.

Q:	Are dissenter’s or appraisal rights available with respect to any of the proposals to be voted on at the Special Meeting?

A:	No dissenter’s or appraisal rights are available with respect to any of the proposals to be voted on at the Special Meeting.

Q:	Where can I find the voting results of the Special Meeting?

A:	We will announce preliminary voting results with respect to each proposal at the Special Meeting. In accordance with SEC rules, final voting results will be published in a Current Report on Form 8-K within four business days following the Special Meeting, unless final results are not known at that time, in which case preliminary voting results will be published within four business days of the Special Meeting and final voting results will be published once we know them.

Q:	Where else can I find these proxy materials?

A:	This Proxy Statement is available on our website at mara.com in the SEC Filings section of the Investors tab. Information contained on or accessed through our website does not constitute part of this Proxy Statement and you should not consider this information in deciding how to vote your shares. References to our website address in this Proxy Statement are inactive textual references only.

Q:	Whom should I contact with other questions?

A:	If you have additional questions about this Proxy Statement or the Special Meeting, or if you would like additional copies of this Proxy Statement, please contact: MARA Holdings, Inc., 101 NE Third Avenue, Suite 1200, Fort Lauderdale, Florida 33301, Attention: Legal Department, Telephone: 1 (800) 804-1690.

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PROPOSAL NO. 1 – INCREASE IN AUTHORIZED SHARES

The Board has approved a proposal to amend the Company’s Restated Articles of Incorporation (the “Articles”), at its discretion, to increase the number of authorized shares of the Company’s Common Stock from 500,000,000 to 800,000,000. The proposed amendment (the “Articles Amendment”) would amend the Articles as follows: In Section 3.01, “five hundred fifty million (550,000,000)” would be replaced with “eight hundred fifty million (850,000,000)”, and in Section 3.02, “five hundred million (500,000,000)” would be replaced with “eight hundred million (800,000,000)”.

The Board believes it is in the best interest of the Company to increase the number of authorized shares of Common Stock in order to give the Company greater flexibility in considering and planning for future corporate needs, including, but not limited to, financings (including financings to acquire additional Bitcoin), potential strategic transactions, including mergers, acquisitions, and business combinations, grants under equity compensation plans, as well as other general corporate transactions. The Board believes that additional authorized shares of Common Stock will enable the Company to take timely advantage of market conditions and favorable financing and acquisition opportunities that become available to the Company.

The Company has no current plan, commitment, arrangement, understanding or agreement regarding the issuance of the additional shares of Common Stock that will result from the Company’s adoption of the proposed amendment, although it will opportunistically consider raising funds in the future based on market conditions and the Company’s business objectives. Except as otherwise required by law or by regulation, the newly authorized shares of Common Stock will be available for issuance at the discretion of the Board (without further action by the stockholders) for various future corporate needs, including those outlined above. While adoption of the proposed amendment would not have any immediate dilutive effect on the proportionate voting power or other rights of the Company’s existing stockholders, any future issuance of additional authorized shares of the Company’s Common Stock may, among other things, dilute the earnings per share of the Common Stock and the equity and voting rights of those holding Common Stock at the time the additional shares are issued.

In addition to the corporate purposes mentioned above, an increase in the number of authorized shares of the Company’s Common Stock may make it more difficult to, or discourage an attempt to, obtain control of the Company by means of a takeover bid that the Board determines is not in the best interest of the Company and its stockholders. However, the Board does not intend or view the proposed increase in the number of authorized shares of the Company’s Common Stock as an anti-takeover measure and is not aware of any attempt or plan to obtain control of the Company.

Any newly authorized shares of the Company’s Common Stock will be identical to the shares of Common Stock now authorized and outstanding. The proposed amendment will not affect the rights of current holders of the Company’s Common Stock, none of whom have preemptive or similar rights to acquire the newly authorized shares.

Voting on Proposal No. 1

For each share of Common Stock held as of the Record Date, its holder is entitled to one vote on this proposal.

In order to attempt to ensure that enough votes are cast at the Special Meeting to decide Proposal No. 1, on January 8, 2025, we issued 13,000,000 shares of Series X Preferred Stock to Doug Mellinger, the lead independent director of our Board, for an aggregate purchase price of $1,300 in a private placement. The terms of the Series X Preferred Stock are set forth in a Certificate of Designation of Series X Preferred Stock filed with the Nevada Secretary of State and effective on January 8, 2025. The Series X Preferred Stock does not have any voting rights except with respect to Proposal No. 1. With respect to Proposal No. 1, the 13,000,000 outstanding shares of Series X Preferred Stock held by Mr. Mellinger are entitled to 13,000,000,000 votes on such proposal, assuming a quorum of our Common Stock is established at the Special Meeting.

The votes by the holder of Series X Preferred Stock will be cast automatically in the same “mirrored” proportion as the aggregate votes cast “FOR” and “AGAINST” Proposal No. 1 by the holders of Common Stock who vote on such proposal (but excluding any abstentions, broker non-votes, and shares of Common Stock that are not voted “FOR” and “AGAINST” such proposal for any reason). For example, if 60% of the votes cast by holders of Common Stock for Proposal No. 1 are “FOR” the proposal and 40% are “AGAINST” the proposal, the holder of Series X Preferred Stock will cast 7,800,000,000 votes (60% of the Series X Preferred Stock holder’s available votes) “FOR” Proposal No. 1 and 5,200,000,000 votes (40% of the Series X Preferred Stock holder’s available votes) “AGAINST” Proposal No. 1.

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Due to the required proportional voting structure of the Series X Preferred Stock, the votes cast by the holder of Series X Preferred Stock will serve to reflect (or “mirror”) the voting preference of the holders of Common Stock that actually vote on this proposal (whether “FOR” or “AGAINST”) and therefore will not override the collective voting preference of the holders of Common Stock. Each outstanding share of Series X Preferred Stock will be redeemed in whole upon the earlier to occur of (i) the order of the Board in its sole discretion and (ii) automatically and effective immediately after the publishing or other public announcement by the Company of the final results of a stockholder vote on Proposal No. 1. Upon such redemption, the holder of the Series X Preferred Stock will receive consideration of $1,300.

The holder of Series X Preferred Stock will vote together with the holders of Common Stock as a single class on Proposal No. 1. As such, holders of Common Stock as of the Record Date collectively are entitled to a total of [          ] votes on Proposal No. 1 and the holder of Series X Preferred Stock is entitled to a total of 13,000,000,000 votes on Proposal No. 1, assuming a quorum of our Common Stock is established at the Special Meeting. Holders of our Common Stock and Series X Preferred Stock are therefore entitled to cast, in the aggregate, [          ] votes on Proposal No. 1.

Effective Time of the Articles Amendment

If our stockholders approve the Articles Amendment at the Special Meeting, we expect to file the Articles Amendment with the office of the Nevada Secretary of State as soon as practicable following the Special Meeting and the Articles Amendment will become effective when so filed. However, even if Proposal No. 1 is approved by our stockholders, the Board reserves the right to abandon the Articles Amendment, including its filing with the office of the Nevada Secretary of State, if the Board, in its sole discretion, determines that such action is no longer in our or our stockholders’ best interests.

Vote Required and Recommendation of the Board

The affirmative (“FOR”) vote of the holders of a majority of the voting power of the outstanding shares of our capital stock (Common Stock and Series X Preferred Stock, voting together as a single class) is required to approve this proposal.

Although abstentions and broker non-votes, if any, will technically have the same effect as votes “AGAINST” Proposal No. 1, because the holder of Series X Preferred Stock will cast 13,000,000,000 votes and will vote in a manner that “mirrors” votes actually cast by the holders of Common Stock (but excluding any abstentions, broker non-votes, and shares of Common Stock that are not voted “FOR” and “AGAINST” the proposal for any reason), abstentions and broker non-votes, if any, should have a minimal effect on the outcome of such proposal.

If you submit your proxy card without giving specific voting directions and you are a stockholder of record, then your shares will be voted in accordance with the recommendation of the Board.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE PROPOSED AMENDMENT TO THE COMPANY’S ARTICLES TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 500,000,000 TO 800,000,000.

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PROPOSAL NO. 2 – ADJOURNMENT OF SPECIAL MEETING

Overview

We are asking our stockholders to approve one or more adjournments of the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if we conclude that there are insufficient votes to approve Proposal No. 1 at the time of the Special Meeting (or any adjournment thereof). If our stockholders approve this Proposal No. 2, we could adjourn the Special Meeting and any reconvened session of the Special Meeting and use the additional time afforded by any such adjournment to solicit additional proxies, including the solicitation of proxies from stockholders that have previously returned properly executed proxies voting against approval of any of the proposals. Among other things, approval of Proposal No. 2 could mean that, even if we had received proxies representing a sufficient number of votes against Proposal No. 1 such that the proposal would fail, we could adjourn the Special Meeting without a vote on Proposal No. 1 and seek to convince the holders of shares of Common Stock who had failed to vote on Proposal No. 1 for any reason, or voted against Proposal No. 1, to instead vote in favor of Proposal No. 1. Additionally, we may seek to adjourn the Special Meeting if a quorum is not present at the Special Meeting.

Vote Required and Recommendation of the Board

A majority of the votes cast affirmatively or negatively by the holders of the Common Stock, in person or by proxy (i.e., more “FOR” votes than “AGAINST” votes).

The Series X Preferred Stock is not entitled to vote on Proposal No. 2.

Abstentions and broker non-votes, if any, will not affect the outcome of the vote on this proposal. We do not currently expect any broker non-votes on Proposal 2. If you submit your proxy card without giving specific voting directions and you are a stockholder of record, then your shares will be voted in accordance with the recommendation of our Board.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF PROPOSAL NO. 2.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our Common Stock and Series X Preferred Stock owned beneficially as the Record Date, by: (i) each of our named executive officers; (ii) each director; (iii) all of our executive officers and directors as a group (9 persons); and (iv) each person or group known by us to beneficially own more than 5% of our outstanding shares of Common Stock.

We have determined beneficial ownership in accordance with the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has a right to acquire beneficial ownership within 60 days. Under these rules more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

Unless otherwise indicated below, to the best of our knowledge (i) each beneficial owner named in the table has the sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable, and (ii) the address of such beneficial owner is 101 NE Third Avenue, Suite 1200, Fort Lauderdale, Florida 33301.

	Common Stock		Series X Preferred Stock
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (#)	Percent of Common Stock(1)	Amount and Nature of Beneficial Ownership (#)	Percent of Series X Preferred Stock(1)
Named Executive Officers and Directors:
Fred Thiel (Chief Executive Officer and Chairman of the Board)(2)
Salman Khan (Chief Financial Officer)(3)
Zabi Nowaid (General Counsel and Corporate Secretary)(4)
Georges Antoun(5)
Janet George(6)
Barbara Humpton(7)
Jay Leupp(8)
Vicki Mealer-Burke(9)
Douglas Mellinger(10)
All Executive Officers and Directors as a Group (9 Persons)(11)
5% Stockholders:
BlackRock, Inc.(12) 50 Hudson Yards New York, NY 10001
The Vanguard Group, Inc.(13) 100 Vanguard Blvd. Malvern, PA 19355

*	Percentage of shares beneficially owned does not exceed 1.0% of our outstanding shares of Common Stock.
(1)	For purposes of this table, the percent of class is based upon [ ] shares of our Common Stock issued and outstanding as of the Record Date and 13,000,000 shares of the Series X Preferred Stock, as applicable. Restricted stock units which may be settled within 60 days of the Record Date, are deemed beneficially owned and outstanding for computing the percentage ownership of the person or entity holding such securities, but are not considered outstanding for computing the percentage ownership of any other person or entity.

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(2)	Mr. Thiel’s beneficial ownership includes direct ownership of (i) [ ] shares of Common Stock and (ii) restricted stock units for [ ] shares of Common Stock that may be settled within 60 days of the Record Date.

(3)	Mr. Khan’s beneficial ownership includes direct ownership of (i) [ ] shares of Common Stock and (ii) restricted stock units for [ ] shares of Common Stock that may be settled within 60 days of the Record Date.

(4)	Mr. Nowaid’s beneficial ownership includes direct ownership of (i) [ ] shares of Common Stock and (ii) restricted stock units for [ ] shares of Common Stock that may be settled within 60 days of the Record Date.

(5)	Mr. Antoun’s beneficial ownership includes direct ownership of (i) [ ] shares of Common Stock and (ii) restricted stock units for [ ] shares of Common Stock that may be settled within 60 days of the Record Date.

(6)	Ms. George’s beneficial ownership includes direct ownership of [ ] shares of Common Stock.

(7)	Ms. Humpton’s beneficial ownership includes direct ownership of [ ] shares of Common Stock.

(8)	Mr. Leupp’s beneficial ownership includes direct ownership of (i) [ ] shares of Common Stock and (ii) restricted stock units for [ ] shares of Common Stock that may be settled within 60 days of the Record Date.

(9)	Ms. Mealer-Burke’s beneficial ownership includes direct ownership of (i) [ ] shares of Common Stock and (ii) restricted stock units for [ ] shares of Common Stock that may be settled within 60 days of the Record Date.

(10)	Mr. Mellinger’s beneficial ownership includes direct ownership of (i) [ ] shares of Common Stock and (ii) 13,000,000 shares of Series X Preferred Stock. The Series X Preferred Stock will be voted in the same proportion as the aggregate votes cast by holders of shares of Common Stock on Proposal No. 1 (excluding any abstentions, broker non-votes, and shares of Common Stock that are not voted “FOR” or “AGAINST” Proposal No. 1 for any reason) and is not entitled to vote on any other matter. The 13,000,000 outstanding shares of Series X Preferred Stock will be redeemed in whole upon the earlier to occur of (i) the order of the Board in its sole discretion and (ii) automatically and effective immediately after the publishing or other public announcement by the Company of the final results of a stockholder vote on Proposal No. 1.

(11)	The amount beneficially owned by the directors and executive officers as a group consists of an aggregate of (i) [ ] shares of Common Stock, (ii) restricted stock units for [ ] shares of Common Stock that may be settled within 60 days of the Record Date, and (iii) 13,000,000 shares of Series X Preferred Stock.

(12)	This information is based solely on Amendment No. 4 to the Schedule 13G filed with the SEC on October 18, 2024, by BlackRock, Inc. and its subsidiaries listed on Exhibit A thereto filing together as a group. This stockholder has sole voting power over 44,960,675 of such shares of Common Stock and sole dispositive power over all such shares of Common Stock.

(13)	This information is based solely on Amendment No. 5 to the Schedule 13G filed with the SEC on October 18, 2024, by the Vanguard Group, including investment companies registered under the Investment Company Act of 1940 and other managed accounts. This stockholder has shared voting power over 444,552 of such shares of Common Stock, sole dispositive power over 35,307,353 of such shares of Common Stock, and shared dispositive power over 769,317 of such shares of Common Stock.

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ADDITIONAL INFORMATION

Stockholder Proposals

Proposals or director nominations by stockholders intended to be presented at our annual meeting of stockholders to be held in 2025, and included in our proxy materials pursuant to SEC Rule 14a-8, must have been delivered to our corporate headquarters located at 101 NE Third Avenue, Suite 1200, Fort Lauderdale, Florida 33301 no later than December 30, 2024. In order to be included in the proxy materials, these proposals must comply with applicable SEC rules.

To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees, other than our nominees, for our annual meeting of stockholders to be held in 2025, must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 28, 2025.

Other Business

As of the date of this Proxy Statement, we are not aware of any business to be presented for consideration at the Special Meeting other than the matters described in this Proxy Statement. If, however, other matters are properly presented at the Special Meeting, the persons named as proxies (or their substitutes) will vote in accordance with their discretion with respect to those matters.

Availability of Additional Information

We file annual, quarterly, and current reports, proxy statements, and other information with the SEC. The SEC maintains a website at sec.gov that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC.

This Proxy Statement is available on our website at mara.com. Additionally, and in connection with SEC rules, you may access our Proxy Statement at www.astproxyportal.com/ast/29360. We make available on or through our website free of charge our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after filing.

Information contained on, or accessible through, our websites is not a part of this Proxy Statement and is not deemed incorporated by reference hereunder for any purpose.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ [ ]
Fred Thiel
Chief Executive Officer and Chairman of the Board

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Preliminary - Subject to Completion

SPECIAL MEETING OF STOCKHOLDERS OF

MARA HOLDINGS, INC.

[ ]

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING:
The Notice of Meeting, Proxy Statement and Proxy Card
are available at http://www.astproxyportal.com/ast/29360

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

00030300000000001000 7 021125

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. **If no direction is made, this proxy will be voted FOR Proposal 1 and Proposal 2.**

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ________ Date: ________ Signature of Stockholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Preliminary - Subject to Completion

SPECIAL MEETING OF STOCKHOLDERS OF

MARA HOLDINGS, INC.

[ ]

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-201-299-4446** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Special Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING:
The Notice of Meeting, Proxy Statement and Proxy Card are available at http://www.astproxyportal.com/ast/29360

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

00030300000000001000 7 021125

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. **If no direction is made, this proxy will be voted FOR Proposal 1 and Proposal 2.**

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

Preliminary - Subject to Completion

MARA HOLDINGS, INC.

Proxy for Special Meeting of Stockholders on [ ]

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Fred Thiel, Salman Khan and Zabi Nowaid, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Special Meeting of Stockholders of MARA Holdings, Inc., to be held [ ] at https://web.lumiconnect.com/266814323, and at any adjournments or postponements thereof, as follows:

(Continued and to be signed on the reverse side)

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